POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert Puette his attorney-in-fact, with the power of substitution, for him in any and all capacities, to sign any amendments to this Registration Statement on Form S-8, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

Pursuant to the  requirements of the Securities Act of 1933,  this  Registration
Statement has been signed below by the following persons in the capacities and on the dates indicated.

      Signature                                  Title                                    Date
--------------------------         ----------------------------------                 -------------
 /s/ Robert Puette                 Chief Executive Officer, President                 June 1, 1998
--------------------------         and Director (principal executive
Robert Puette                      officer)


  /s/ Thomas E. Brunton            Senior Vice President and Chief                    June 1, 1998
--------------------------         Financial Officer (principal financial
Thomas E. Brunton                  officer)


  /s/ Ed Kozel                     Director                                           June 2, 1998
--------------------------
Ed Kozel


  /s/ Douglas Chance               Director                                           May 28, 1998
--------------------------
Douglas Chance


   /s/ James F. Gibbons            Director                                           May 31, 1998
--------------------------
James F. Gibbons


   /s/ James H. Boyle              Director                                           June 4, 1998
--------------------------
James H. Boyle


   /s/ Dean O. Morton              Director                                           June 1, 1998
--------------------------
Dean O. Morton

   /s/ David Lee                   Director                                           June 3, 1998
--------------------------
David Lee